Exhibit 99.2 Investor Presentation March 2023

Cautionary Notes

Forward Looking Statements: Certain statements in this presentation and may be considered forward-looking statements, including statements with respect to the Company's outlook and expectations, including expectations for the planned development and release of the Company's anticipated 84-qubit single chip quantum processors and anticipated 336-qubit next generation multi-chip machine and the timing thereof, including these systems' potential performance; the Company's ability to achieve 98% and greater fidelity on 84-qubit systems; expectations relating to the Company's potential path to achieve nQA and expectations that quantum computers have the potential to provide significant performance and price advantage over classical computation for select applications; expectations relating to the Company's technology roadmap, the timing thereof and its ability to unlock quantum advantage and drive value creation and ability to apply to potentially commercially valuable problems; expectations and benefits with respect to the potential, opportunities, applications and impacts of quantum computing; expectations with respect to the Company's partnerships; expectations with respect to leveraging fourth generation circuit architecture and introducing higher connectivity and tunable coupling, designed to ultimately deliver fidelities exceeding 99%; the capabilities of the Company's fab-1 facility, including its ability to accelerate research and development and innovation cycles, mitigate supply chain risk, provide efficiencies, generate intellectual property, and provide competitive advantage; expectations with respect to the Company's goal of delivering performance at scale with the mission of being the industry standard and the ability of its strategic investments in quantum hardware, software, and partnerships to enable progress toward quantum advantage; expectations with respect to building the world's most powerful computers to help solve humanity's most important and pressing problems; expectations with respect to quantum markets and opportunities; expectations with respect to the competitive landscape and barriers to entry; statements with respect to the potential of quantum computing to transform many different industries for the better; expectations with respect to the Company's strategy to reach quantum advantage and become the industry's standard; expectations with respect to the anticipated stages of quantum technology maturation, including anticipated inflection points; expectations with respect to quantum computing industry trends and standards; the Company's ability to be at the forefront of superconducting computing; the Company's ability to build the world's most powerful computers; expectations regarding the potential power of quantum computers; expectations with respect to the Company's supply chain; expectations relating to growth of the business, including with respect to future potential activities and expansion of QCaaS and growing revenue through high value partnerships; expectations relating to the Company's ability to achieve 100+q at 99%+ fidelity and demonstrate nQA in 2-3 years; expectations with respect to demonstrating reference applications, error mitigation, error correction, advantage-capable subroutines, and quantum advantage subroutines, including the timing thereof; and statements with respect to the Company's potential to deliver anticipated high-margin, recurring revenue growth and operating profit and be well-positioned to capture a significant share of the quantum computing opportunities. Forward-looking statements generally relate to future events and can be identified by terminology such as "pro forma," "may," "should," "could," "might," "plan," "possible," "project," "strive," "budget," "target," "forecast," "expect," "intend," "will," "estimate," "believe," "predict," "potential," "pursue," "aim," "goal," "mission," "outlook," "anticipate" or "continue," or the negatives of these terms or variations of them or similar terminology.

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Cautionary Notes Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the Company’s ability to achieve milestones, technological advancements, including with respect to its technology roadmap, help unlock quantum computing, and develop practical applications; the ability of the Company to complete ongoing negotiations with government contractors successfully and in a timely manner; the potential of quantum computing; the ability of the Company to obtain government contracts and the availability of government funding; the ability of the Company to expand its QCaaS business; the success of the Company’s partnerships and collaborations; the Company’s ability to accelerate its development of multiple generations of quantum processors; the outcome of any legal proceedings that may be instituted against the Company or others; the ability to meet stock exchange listing standards; the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, maintain relationships with customers and suppliers and attract and retain management and key employees; costs related to operating as a public company; changes in applicable laws or regulations; the possibility that the Company may be adversely affected by other economic, business, or competitive factors; the Company’s estimates of expenses and profitability; the evolution of the markets in which the Company competes; the ability of the Company to execute on its technology roadmap; the ability of the Company to implement its strategic initiatives, expansion plans and continue to innovate its existing services; the impact of the COVID-19 pandemic on the Company’s business; the expected use of proceeds from the Company’s past and future financings or other capital; the sufficiency of the Company’s cash resources; unfavorable conditions in the Company’s industry, the global economy or global supply chain, including financial and credit market fluctuations and uncertainty, rising inflation and interest rates, increased costs, international trade relations, political turmoil, natural catastrophes, warfare (such as the ongoing military conflict between Russia and Ukraine and related sanctions against Russia), and terrorist attacks; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Form 10-Q for the three months ended September 30, 2022, and future filings with the SEC including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward- looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements other than as required by applicable law. The Company does not give any assurance that it will achieve its expectations. Use of Data - Industry and market data used in this presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. The Company has not independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. References in this presentation to our “partners” or “partnerships” with technology companies, governmental entities, universities or others do not denote that our relationship with any such party is in a legal partnership form, but rather is a generic reference to our contractual relationship with such party. Trademarks - This presentation contains trademarks, service marks, trade names and copyrights of other companies, which are property of their respective owners. Copyright Rigetti Computing 2023 3

Why Quantum Computing? We believe quantum computing holds the potential to … unlock exponential computing power at scale, magnitudes beyond today’s classical systems decouple computing power from energy consumption create opportunities for profound new knowledge and accomplishments for humanity drive a paradigm shift for governments, tech leaders, and research organizations Copyright Rigetti Computing 2023 4

Rigetti’s Mission: Build the world’s most powerful computers to help solve humanity’s most important and pressing problems 5

Rigetti’s Strategy: To be at the forefront of Superconducting Quantum Computing 6

Competitive Moat Nearly 10 years in the Making

We believe Rigetti's early bets have led to its position as an industry leader
165 issued and pending patents (69 issued, 96 pending)

- **2013** — Rigetti & Co, Inc. founded as the **first full-stack, universal pure-play quantum computing company**
- **2014** — Patented **hybrid quantum-classical** co-processor architecture
- **2015** — Established compute **facility** in Berkeley, CA
- **2016** — Rigetti's Fab-1 commissioned as first dedicated **quantum chip fabrication facility unlocking vertical integration**
- **2017** — Rigetti deploys **quantum computer over the cloud**
- **2018** — First hybrid cloud platform with **QCS launch**
- **2019** — **32-qubit system** launched on **Amazon Web Services**
- **2020**
- **2021** — **First scalable quantum chip** demonstrated based on Rigetti proprietary modular architecture
- **2022** — Commercial availability of **Aspen-M 80-qubit system**, the largest quantum computer on AWS

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Laser-focused on Achieving Quantum Advantage We believe Rigetti has developed the right strategy to reach advantage and ultimately be the standard in quantum. 8

1 Stages of Quantum Technology Maturation The Quantum Advantage Era Broad Quantum Advantage Solve currently intractable problems Narrow Quantum Advantage Solve practical problems in production workloads with improved accuracy, speed, or cost Emerging Quantum Advantage Explore use cases Build and benchmark prototype applications 1 Based on Rigetti’s deﬁnitions and expectations of Emerging Quantum Advantage, Narrow Quantum Advantage and Broad Quantum Advantage, These deﬁnitions and expectations may diverge from those used by others in the industry. Copyright Rigetti Computing 2023 9

Large untapped opportunity for quantum computers that meet requirements for practical workloads



$850B
$120B
$40B
Forecasted Quantum Computing Generated Operating Income[1,2]
Current Cloud HW Market[3]
Current HPC Market[4]

Requirements for practical workloads

Requirement	Status
Scale: 100s to 1000s of qubits	Next gen
Error Rates: < 0.5%	Next gen
Clock Speed: >1 MHz	✓
Fully Programmable & Universal (run general quantum algorithms)	✓
Manufacturable	✓
Co-processor (can be used alongside traditional computers)	✓
Delivered over the cloud	✓

1 Langione et al., "Where Will Quantum computers Create Value - and When?" Boston Consulting Group, May 2019. 2 Hazan et al., "The Next Tech Revolution: Quantum Computing." McKinsey & Company, March 2020. 3 "Gartner Says Four Trends Are Shaping the Future of Public Cloud," Press Release, Gartner, Inc., August 2, 2021. 4 "High-Performance computing (HPC) Market By Component (Solutions, Services), By Deployment (Cloud-based, On-premises), By Application (Healthcare, gaming, Retail, BFSI, Government, Manufacturing, Education, Transportation, Others) and By Region, Forecast to 2028." Emergen Research, April 2021.

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Quantum Advantage: Our Central Focus Quantum Focus: Quantum Machine Learning Advantage GTM Strategic Government & ﬁnance partners Business Model TM QCS Direct, Public clouds, & DoE Cloud Delivery System Architecture An industry leader in speed, based 1 Hybrid on CLOPS Processor Architecture Unlocks performance at scale Multi-chip Strategy Fab-1 facility Pure-play & full-stack Modality Scalable, engineerable approach Superconducting 1 Circuit layer operations per second, or CLOPS, characterizes quantum processing speeds inclusive of gate speeds, reprogrammability, and co-processing capabilities, among other factors. CLOPS was initially developed by IBM in October 2021. CLOPS is calculated as M × K × S × D / time taken where: M = number of templates = 100; K = number of parameter updates = 10; S = number of shots = 100; and D = number of QV layers = log2 QV. To Rigetti’s knowledge, CLOPS as a speed test has not been investigated or veriﬁed by any independent third party. In addition, while Rigetti applied the above formula in testing the speed of Aspen-M-2 and Aspen-11, there is no guarantee that Rigetti applied the test in the same way as IBM and, as a result, any variability in the application of the test as between Rigetti, IBM or others in the industry that may apply CLOPS in the future could render CLOPS scores incomparable and actual relative performance may materially diﬀer from reported results. Other than IBM, others in the industry have not announced CLOPS as a speed test. As a result, the speed of other competitors as measured by CLOPS is not currently known. In addition, the solution accuracy provided by quantum computers is another key factor, and a quantum computer that may be slower may be preferable to users if it provides a more accurate answer for certain applications. Moreover, the relative leads reﬂected by speed tests Copyright Rigetti Computing 2023 such as CLOPS can change as new generations of quantum computers are introduced by industry participants and, consequently, any advantages cannot 11be considered permanent and can be expected to change from time to time. Current CLOPS tests may not be indicative of the results of future tests.

Technology Roadmap Focused on Performance[1]

	Gen 3: Single Die Aspen-X	Gen 3: Multi Die Aspen-M-X	Gen 4: Single Die Ankaa-1	Gen 4: Anticipated Single Die Ankaa-2
	40Q	80Q	84Q	84Q
Topology	Octagon	Octagon	Square	Square
2Q Fidelity	96%	97%	98%[2]	98+%
Tech Themes		Interchip Coupling 3D signals	Expected Faster Gates and Higher Connectivity	Expected Higher Performance
Deployment	**2021**	**2022**	**Deployed internally March 2023. Anticipated External Launch to select customers mid-2023**	**Anticipated 2023 Q4**



[1] Prepared on the basis of certain technical, market, competitive and other assumptions which may not be accurate. As a result, these anticipated technology roadmap development milestones, including the expected development, performance and timing thereof, are subject to a high degree of uncertainty and may not be achieved within the timeframes described or at all.
[2] We are making refinements following our internal deployment for testing in March 2023 of Ankaa-1 and are continuing efforts to improve the performance of the system with the goal of reaching at least 98% 2-qubit gate fidelity to support the anticipated Ankaa-2 84-qubit system.

In the event Ankaa-2 reaches 99% fidelity, we anticipate focusing on scaling to develop Lyra (336q) by tiling 4 x Ankaa-2

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Partnerships Help Accelerate our Path Applications Rigetti Access & QCS™ Production Direct Quantum Cloud TM Services (QCS ) Quantum Processing Units Chip Fabrication (Fab-1) Copyright Rigetti Computing 2023 13

The Chip is the Heart of the Quantum Computer Copyright Rigetti Computing 2023 14

Fab-1 Fremont, CA 15

Quantum Data Center and Test Facility Berkeley & Fremont, CA Copyright Rigetti Computing 2022 16

Fab Test Rigetti Perspective: FAB1 Accelerates R&D and Provides Competitive Advantage QPU Device Addresses Supply Accelerates IP Platform for Innovation Cycles Chain Risk Generation Capital Eﬃciency R&D Partnerships Helps mitigate unfavorable Rapid design, build, test Essential for scaling large 32 patents issued and FAB1 is an asset, facilitating ﬂywheel expected to drive macro- economic systems to potentially pending (19 issued, 13 external partnerships through rapid innovation & advantages conditions. achieve Advantage and pending) covering our foundry services and product over time beyond processor chip design, oﬀerings fabrication and assembly, including 1 Cycle Time multi-chip processors 0 5 10 15 20 25 30 35 40 45 5–15 We believe FAB1 serves as a barrier to entry, putting Rigetti in an 17–30+ Typical MEMS enviable position on the experience and capability curve. 22–40+ Typical Semiconductor Processing Lead Time (weeks) [1] Cycle time chart based on internal estimates of development cycle time for chip design and manufacture. Copyright Rigetti Computing 2023 17 Design

1 Driving QPU Development: Targeted Performance at Scale 2 Anticipated Lyra (336q) 99.5% Ankaa-2 99% Anticipated Q4 2023 Multi-chip scaling Aspen-8 5/2020 98% Aspen-7 4th generation Aspen-11 12/2019 architecture 12/2021 Aspen-4 3/2019 Ankaa-1 Deployed internally March 2023. Anticipated mid-2023 release to select customers. Aspen-3 95% 2/2019 Aspen-M2 8/2022 Agave Aspen-9 Aspen-M1 2/2021 6/2017 2/2022 90% Aspen-1 Early R&D work 11/2018 Acorn 2016-2017 12/2017 80% 2 5 20 50 200 500 1 10 100 1000 Number of qubits 1 Prepared on the basis of certain technical, market, competitive and other assumptions which may not be accurate. As a result, these anticipated technology roadmap development milestones, including the expected development, performance and timing thereof, are subject to a high degree of uncertainty and may not be achieved within the timeframes described or at all. 2 In the event Ankaa-2 reaches 99% fidelity, we anticipate focusing on scaling to develop Lyra 336-qubit by tiling 4 x Ankaa-2 chips. Copyright Rigetti Computing 2023 1 Median 2Q fidelity

4th Gen Architecture: Designed for Quantum Advantage 1 Demonstrated 2Q gate ﬁdelities as high as 99.5% on intermediate-scale prototypes Anticipated Fourth Generation Third Generation Ankaa-1 and Ankaa-2 Fixed couplers Tunable couplers We expect… … … … … Faster gates Denser lattice Higher ﬁdelities Better connectivity Optimization for error correction 1 GlobalNewswire. February 17, 2022. Rigetti Computing Reports Fidelities as High as 99.5% on Next-Generation Chip Architecture Copyright Rigetti Computing 2023 19 … … …

Progress in Developing Ankaa 84Q Prototype 84Q chips being manufactured in Fab-1. Ankaa-1 deployed internally in March 2023. Testing, characterization and design optimization underway. Ankaa-1 is on track for anticipated Ankaa 84Q mid-2023 deployment to select unpackaged chip customers Copyright Rigetti Computing 2023 20

Proprietary scaling technology unlocked by 6+ years of fab-driven innovation

Vertical Signaling

+



2D
Signals routed laterally

vs



3D
Signals routed vertically

3D signal delivery enables high density, modular processor I/O and removes the need to redesign each new generation to accommodate signal line routing

Quantum Chiplet Technology

+



Modular assembly onto a carrier device enables:

- High fabrication yield, improved processor performance
- Potential for heterogeneous integration (specialized chips for processing, memory and networking)

Inter-Module Connectivity

=


entanglement
qubit
qubit
Chiplet 1
Chiplet 2
Carrier

(Cross section)

Low-latency connections provide high fidelity quantum entanglement between modules

Rigetti's Scalable Architecture



Large-scale processors built from identical tiles provide a directly scalable architecture

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Application Driven Approach to Quantum Advantage (QA)[1]


Broad QA Apps
Narrow QA Apps
Reference Apps
Size
Fidelity
Emerging QA
Error correction
Advantage-capable subroutines
Error Mitigation
Advanced Prototype and Benchmarking
Proof of Concept
Time

Advantage-Capable Subroutine:
Non-simulatable quantum subroutines that can be applied to valuable problems. These subroutines are required for nQA and bQA

Narrow QA (nQA):
Solve a practical, operationally relevant problem better, faster, or cheaper than current classical solution

Broad QA (bQA):
Solve a practical problem that is provably classically hard, ensuring the quantum application solution will last

1 Based on Rigetti's definitions and expectations of Emerging Quantum Advantage, Narrow Quantum Advantage, Broad Quantum Advantage and Advantage-capable subroutines. These definitions and expectations may diverge from those used by others in the industry.

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Optimization Illustrates Rigetti’s Approach DARPA Program: Optimization with Noisy Intermediate Scale Quantum devices (ONISQ) ONISQ Phase 2 Targeted ONISQ Phase 1 Prototype Advanced Reference Prototype Application Rigetti QAOA Broad QA Apps internal Proof of Concept Narrow QA Apps Reference App 2019 2020 2021 2022 2023 Emerging QA Quantum Subroutine Advantage-Capable Quantum Advantage Quantum Approximate Optimization Algorithm (QAOA) Subroutine Subroutine Error Error Mitigation Correction Copyright Rigetti Computing 2023 23

Quantum Advantage Strategy Reference Advantage-capable 1 2 subroutines Applications Required for demonstrating Integrate technology Narrow and Broad Quantum into application for Advantage for valuable evaluating progress and use-cases engaging partners Error Mitigation 4 4 3 and Correction Benchmarking Build and integrate tools to Continuously evaluate mitigate noise and quantum vs. classical decoherence, on path to solution performance fault-tolerance Copyright Rigetti Computing 2023 24

Strategy to Build Reference Applications to Accelerate Progress Customers Full-scale ● Integrate all components necessary to use-case dataset achieve Quantum Advantage Hybrid Computation ● Broaden insights from prototype Quantum developments subroutine Classical Partners subroutines ● Continuously benchmarking progress ● Optimize beyond-classical capable subroutines Error mitigation and ● Inspire partners to build their own correction applications with Rigetti QCS Benchmarking Solution: use case targeted output Copyright Rigetti Computing 2023 25

Focused on Useful Advantage-Capable Subroutines


Examples:
standard chartered
QML
DARPA
Optimization
SQMS
Simulation
Goals:
Advantage-Capable Subroutines
Sampling[1,2]
Machine Learning[3]
X
Potentially Commercially Valuable Problem
Low commercial value
Classically reproducible
Beyond-Classical

[1] Arute, Frank, et al. "Quantum supremacy using a programmable superconducting processor." *Nature*, October 23, 2019.
[2] Madsen, Lars, et al. "Quantum computational advantage with a programmable photonic processor." *Nature*, June 1, 2022
[3] Huang, Hsin-Yuan, et al. "Quantum advantage in learning from experiments." *Science*, June 9, 2022

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What is Quantum-Classical Hybrid Computing? ● A classical program or Hybrid Quantum-Classical Computing System subroutine accelerated by a quantum subroutine Quantum Classical Computing System Computing System ● Performance is dependent (quantum subroutine) (classical program/subroutine) on the integration between the two systems High Performance Copyright Rigetti Computing 2023 27

QCS™ Delivering Hybrid Quantum Computing The Production Environment Hybrid Quantum Computing with QCS™ ● A distributed cloud hybrid Customer Cloud Hybrid Quantum-Classical computing system Computing System ● Customer resources located where the customer needs High ● High performance integration of Performance QPU with key classical resources ● Powered by QCS™ integrating QPUs and distributed classical resources Copyright Rigetti Computing 2023 28

Quantum Cloud Services (QCS™) Integrating Rigetti QPUs into the fabric of the cloud Public Rigetti Rigetti Cloud Quantum QCS™ Direct QCS™ Anywhere Services A complete, multi-regional, hybrid Supplying quantum processing QCS powering quantum services quantum cloud service directly from QCS™ to cloud native with Rigetti QPUs on Azure customers on their existing Quantum and AWS Braket production infrastructure over select cloud platforms. Berkeley Oxford USA UK Rigetti Quantum Data Centers Copyright Rigetti Computing 2023 29

Rigetti Rigetti Public Clouds QCS™ Anywhere QCS™ Direct The QCS™ Stack Tools to support high performance QPU integration and application development Application Software ● Integrated Developer Environment (IDE) ● Quantum Software Libraries Third Party Libraries IDE ● Client Software Development Kit (SDKs) Developer Tools ● Compiler Platforms & Libraries Utilities ● Simulators ● Command Line Interface Client SDKs ● QPU Systems Dashboard System Processes User & Systems ● Reservations ● Billing & Reporting Service APIs Management ● User Account Management System Services ● Translation Quantum System ● Admissions Control Kernel Management ● Program/Circuit Scheduling Control System QPUs Copyright Rigetti Computing 2023 30 User System Layer Processes

QCS™ One stack for all our customers & partners Rigetti Rigetti Public QCS™ Direct QCS™ Anywhere Clouds Rigetti QCS™ Direct AWS Braket Application Software Strangeworks Customer Development Braket Customer Development Third Party Libraries IDE Strangeworks Product Braket Product Platforms & Libraries Utilities Select Rigetti Tools Select Rigetti Tools Client SDKs Client SDKs Client SDKs Service APIs System Services Control Kernel Copyright Rigetti Computing 2023 31

Potential path to nQA: We expect quantum computers have the potential to provide signiﬁcant performance/price advantage over classical computation for select applications - Targeting 100+q at 99+% ﬁdelity QPU in hybrid computing environment, we believe we will be able to achieve 1 nQA demonstration in 2-3 years 1 Based upon certain technical, market, competitive and other assumptions which may not be accurate. As a result, these projections, including achieving targeted 100+q at 99+% ﬁdelity QPU and nQA are subject to a high degree of uncertainty and may not be achieved within the timeframes described or at all. Based upon Rigetti’s deﬁnition and expectations of narrow quantum advantage, which may diverge from those used by others in the industry. Copyright Rigetti Computing 2023 32

Rigetti is focused on driving what we believe are high-value use cases through a diﬀerentiated full-stack, hybrid approach to advance towards Quantum Advantage. We believe our QCaaS business model has the potential to deliver anticipated high-margin, recurring revenue growth and operating proﬁt. We expect Rigetti to be well-positioned to capture a signiﬁcant share of the quantum computing opportunities. Copyright Rigetti Computing 2023 33

• Slide introduces the speaker • Add QA Slide for end of each speaker Thank you